Clipper Fund
Authorized series of Clipper Funds Trust
Supplement dated March 3, 2025
to the Statement of Additional Information dated April 30, 2024

Thomas Gayner has resigned as a Trustee of Clipper Funds Trust effective as of March 3, 2025. As such, references to Mr. Gayner are removed from the Statement of Additional Information.